                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003


                          IMPLANT SCIENCES CORPORATION

-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      MASSACHUSETTS                000-25839                   04-2837126
-------------------------        ---------------           ------------------
(State or other jurisdic-         (Commission                 (IRS Employer
  tion of incorporation)          File Number)            Identification Number)


                    107 AUDUBON ROAD #5, WAKEFIELD, MA 01880
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (781) 246-0700


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On April 17, 2003, the Company's audit committee, as affirmed by the board of directors, dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the year ending June 30, 2003, and appointed BDO Seidman, LLP, as the Company's independent auditors.

The reports of Ernst & Young on the Company's financial statements for the fiscal years ended June 30, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the fiscal years ended June 30, 2002 and 2001, and through the subsequent period ending April 17, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young with a copy of the foregoing disclosure and has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached, as Exhibit 16.1 is a copy of Ernst & Young's letter.

Neither the Company nor anyone engaged on its behalf has consulted with BDO Seidman, LLP during the Company's two most recently completed fiscal years or during its current fiscal year with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) or Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

          16.1 Letter dated April 24, 2003 from Ernst & Young LLP to the Securities and Exchange Commission pursuant to Item 301(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             IMPLANT SCIENCES CORPORATION


                             By: /s/ Anthony J. Armini
                                ------------------------------------------
                                Anthony J. Armini
                                President and Chief Executive Officer



Date:  April 24, 2003